LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 7, 2018 TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH

DATED JANUARY 9, 2018, OF

MARTIN CURRIE SMASH SERIES EM FUND (THE “FUND”)

1a.	Effective June 7, 2018, the section titled “Management – Portfolio managers” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Portfolio managers: Kim Catechis and Andrew Mathewson, CFA have been the Fund’s portfolio managers since inception. Alastair Reynolds has been the Fund’s portfolio manager since June 2018.

1b.	Effective June 7, 2018, the first three paragraphs in the section titled “More on fund management – Portfolio managers” in the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Kim Catechis, Andrew Mathewson and Alastair Reynolds are the Fund’s Portfolio Managers and each is responsible for the day-to-day management of the Fund.

Kim Catechis is head of Martin Currie’s Global Emerging Markets team with specific responsibility for macro and political research. With over 30 years investment experience, Kim joined Martin Currie in October 2010 from Scottish Widows Investment Partnership (“SWIP”), where he had been head of global emerging markets since 1998. Before joining SWIP, he established and managed two asset-management ventures in Spain: Eagle Star Inversiones and, earlier, FG Gestión. He began his investment career as a portfolio manager for Edinburgh Fund Managers in 1987.

Andrew Mathewson, CFA is a co-manager of Martin Currie’s global emerging markets strategy and has 15 years of investment experience. Andrew is responsible for researching stocks in the consumer and healthcare sectors. He joined Martin Currie in 2005 from the Scottish Investment Trust, where he was an investment manager for UK equities. For over five years, he worked in Martin Currie’s Asia and global emerging markets team, as an investment manager for the global equity markets product with a research focus on the markets of Europe, Middle East and Africa.

Alastair Reynolds is a co-manager of Martin Currie’s global emerging markets strategy and has 27 years of investment experience. Alastair has specific responsibility for researching stocks in the automotive, transport and energy sectors. He joined Martin Currie in 2010 from SWIP, where he was research manager on its emerging markets desk and lead manager of the Global Emerging Markets smaller companies and specialist for Central and Eastern European mandates. Prior to joining SWIP in 2000, Alastair was an investment manager with Edinburgh Fund Managers. He began his career with Scottish Amicable Investment Management.

1c.	Effective June 7, 2018, the section of the Fund’s Statement of Additional Information titled “Manager and Subadvisers – Portfolio Managers” is deleted in its entirety and replaced with the following:

Kim Catechis, Andrew Mathewson and Alastair Reynolds are the Fund’s portfolio managers.

1d.	Effective June 7, 2018, the following is added to the end of the table in the section of the Fund’s Statement of Additional Information titled “Manager and Subadvisers – Other Accounts Managed by the Portfolio Managers”:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
Alastair Reynolds*	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	2	42.133	0	0
	Other accounts	3	697.565	1	342.847

*	The information in this table relating to Mr. Reynolds is as of April 30, 2018 and does not reflect additional accounts (including the Fund) for which he joined the portfolio management team on June 7, 2018.

1e.	Effective June 7, 2018, the section of the Fund’s Statement of Additional Information titled “Manager and Subadvisers – Other Accounts Managed by the Portfolio Managers – Investment Professional Securities Ownership” is deleted in its entirety and replaced with the following:

As of April 30, 2018, Kim Catechis, Andrew Mathewson and Alastair Reynolds did not own shares of the Fund. It is not tax efficient for the portfolio managers, as residents of the United Kingdom, to invest in the Fund.

Please retain this supplement for future reference.

MCXX457562

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